UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2021

PUMA BIOTECHNOLOGY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35703	77-0683487
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10880 Wilshire Boulevard, Suite 2150
Los Angeles, California 90024
(Address of principal executive offices) (Zip Code)

(424) 248-6500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PBYI	The NASDAQ Stock Market LLC (NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 23, 2021, Richard Bryce notified Puma Biotechnology, Inc. (“Puma” or the “Company”) of his decision to resign as the Chief Medical and Scientific Officer of the Company, effective April 5, 2021. Dr. Bryce’s responsibilities will be assumed by the members of the Company’s clinical development team and clinical sciences team.

The Company thanks Dr. Bryce for his time at Puma and wishes him well in his new position as the Chief Medical Officer of a biotechnology company that is developing drugs for the treatment of cancer.

The Company continues to anticipate the following key milestones: (i) completing enrollment in the randomized cohort in the Phase II SUMMIT trial of neratinib in hormone receptor positive breast cancer that has a HER2 mutation in the second quarter of 2021; (ii) reporting top line data from the randomized cohort in the Phase II SUMMIT trial of neratinib in hormone receptor positive breast cancer that has a HER2 mutation in 2021; (iii) conducting a pre-NDA meeting with the U.S. Food and Drug Administration (the “FDA”) to discuss accelerated approval of neratinib in HER2-mutated hormone receptor positive breast cancer and HER2-mutated cervical cancer in 2021; (iv) reporting Phase II data from the SUMMIT trial of neratinib in non-small cell lung cancer patients with epidermal growth factor receptor (“EGFR”) exon 18 mutations in the second half of 2021; (v) reporting data from the Phase II TBCRC-022 trial of the combination of Kadcyla plus neratinib in patients with HER2-positive breast cancer with brain metastases who have previously been treated with Kadcyla in the second half of 2021; (vi) conducting a meeting with the FDA to discuss the potential for an accelerated approval pathway for neratinib in non-small cell lung cancer patients with EGFR exon 18 mutations who have been previously treated with an EGFR tyrosine kinase inhibitor in 2021; and (vii) receiving regulatory decisions for the extended adjuvant HER2-positive early stage breast cancer indication in additional countries in 2021.

Forward-Looking Statements:

This Current Report includes forward-looking statements, including statements regarding the Company’s anticipated milestones. All forward-looking statements involve risks and uncertainties that could cause the Company’s actual results to differ materially from the anticipated results and expectations expressed in these forward-looking statements. These statements are based on current expectations, forecasts and assumptions, and actual outcomes and results could differ materially from these statements due to a number of factors, which include, but are not limited to, any adverse impact on the Company’s business or the global economy and financial markets, generally, from the global COVID-19 pandemic, and the other risk factors disclosed in the periodic and current reports filed by the Company with the Securities and Exchange Commission from time to time, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2020. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Puma assumes no obligation to update these forward-looking statements, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PUMA BIOTECHNOLOGY, INC.

Date: March 29, 2021	By:	/s/ Alan H. Auerbach
Alan H. Auerbach
Chief Executive Officer and President